Calibrus, Inc.

1225 W. Washington Street, Suite 213

Tempe, Arizona  85281

(602) 778-7500

Dear Shareholder,

We are pleased to inform you that Calibrus has received its symbol to trade on the Over the Counter Bulletin Board (OTCBB).  Calibrus’ stock symbol is CALB.OB.  If you have

any questions, please contact the Company or your broker.   Please remember you can always access our filings at www.sec.gov.  We look forward to providing you with further information as it develops.

Sincerely,

Jeff W. Holmes

C.E.O. Calibrus, Inc.

August 21, 2009